NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.

COMMON STOCK

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS ON ___________, 2009

The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr. and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s shares of common stock in Neuberger Berman Dividend Advantage Fund Inc. (the “Fund”) at the Special Meeting of Stockholders to be held on __________, 2009, at __:00 __.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof (“Meeting”), with all the power the undersigned would have if personally present.

Receipt of the Notice of Special Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. this proxy is being solicited on behalf of the fund’s Board of Directors.

The shares of common stock represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal specified on the reverse side.This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Your vote is important no matter how many shares you own.Please sign and date this proxy below and return it promptly in the enclosed envelope.

Date:___________________, 2009

Signature (owner, trustee, custodian, etc.)

(Please sign in the box)

Please sign exactly as name appears hereon. If shares are held in the name of two or more persons, any may sign. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF STOCK YOU OWN.

PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD

AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Please fill in box as shown using black or blue ink or number 2 pencil.PLEASE DO NOT USE FINE POINT PENS.

This proxy card is valid only when signed and dated.	FOR	AGAINST	ABSTAIN

1. To approve a proposal to liquidate and dissolve the Fund, as set forth in the Plan of Liquidation and Dissolution adopted by the Board of Directors of the Fund	☐	☐	☐

If you plan to attend the Meeting, please call 1-877-461- 1899.

PLEASE SIGN ON THE REVERSE SIDE.

NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.

PREFERRED STOCK

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS ON ________, 2009

The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr. and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s shares of preferred stock in Neuberger Berman Dividend Advantage Fund Inc. (the “Fund”) at the Special Meeting of Stockholders to be held on ________, 2009, at __:00 __.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof (“Meeting”), with all the power the undersigned would have if personally present.

Receipt of the Notice of Special Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. this proxy is being solicited on behalf of the fund’s Board of Directors.

The shares of preferred stock represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal specified on the reverse side.This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Your vote is important no matter how many shares you own.Please sign and date this proxy below and return it promptly in the enclosed envelope.

Date:___________________, 2009

Signature (owner, trustee, custodian, etc.)

(Please sign in the box)

Please sign exactly as name appears hereon. If shares are held in the name of two or more persons, any may sign. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

[

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF STOCK YOU OWN.

PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD

AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Please fill in box as shown using black or blue ink or number 2 pencil.PLEASE DO NOT USE FINE POINT PENS.

This proxy card is valid only when signed and dated.	FOR	AGAINST	ABSTAIN

1. To approve a proposal to liquidate and dissolve the Fund, as set forth in the Plan of Liquidation and Dissolution adopted by the Board of Directors of the Fund	☐	☐	☐

If you plan to attend the Meeting, please call 1-877-461- 1899.

PLEASE SIGN ON THE REVERSE SIDE.